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                                                                EXHIBIT 10(f)

             AMENDMENT NO. 1 TO CREDIT AGREEMENT, CONSENT AND WAIVER

     This Amendment, Consent and Waiver (this "Amendment") is entered into as of June 29, 1999 by and among Folksamerica Holding Company, Inc., a New York corporation (the "Borrower"), The First National Bank of Chicago, individually and as Agent ("Agent"),and the other financial institutions signatory hereto (the "Lenders").

                                    RECITALS

     A. The Borrower, the Agent and the Lenders are party to that certain $100,000,000 Credit Agreement dated as of February 24, 1999 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent and the undersigned Lenders wish to amend the Credit Agreement, provide certain consents thereunder and waive certain provisions thereof on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. AMENDMENT TO CREDIT AGREEMENT. Upon the Effective Date (as defined below), the Credit Agreement shall be amended as follows:

               (a) ARTICLE I is amended by deleting the definitions of "Aggregate Available Commitment", "Fund" and "Unfunded Liabilities" and replacing each in its entirety to read as follows:

               "`Aggregate Available Commitment' means, at any time, (a) the Aggregate Commitment at such time LESS (b) the outstanding Facility Letter of Credit Obligations at such time LESS (c) the outstanding Allowable Fund Indebtedness at such time."

               "`Fund' means White Mountains Insurance Group, Inc., a Delaware corporation, formerly known as Fund American Enterprises Holdings, Inc."

               "`Unfunded Liabilities' means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans and valued on a basis consistent with that used to prepare the Borrower's annual audited financial statements."

               (b) ARTICLE I is amended by deleting the proviso at the end of the definition of "Allowable Seller Paper" and replacing such proviso in its entirety to read as follows:

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               "PROVIDED, that (i) to the extent such Indebtedness has been
          Defeased or (ii) during such time when there are no outstanding Advances and no Facility Letter of Credit Obligations, the condition set forth in CLAUSE (c) above shall not be applicable."

               (c) ARTICLE I is amended by adding the following definition for "Allowable Fund Indebtedness" in its proper alphabetical order:

               "`Allowable Fund Indebtedness' means Subordinated Indebtedness of the Borrower issued to Fund, in an aggregate principal amount not to exceed $85,000,000, the proceeds of which are used to either
          (a) finance a mandatory prepayment of Advances pursuant to SECTION 2.2(c) or (b) so long as there are no outstanding Advances, finance the general corporate needs of the Borrower; PROVIDED, in either case such Indebtedness is issued on terms and conditions satisfactory to the Required Lenders, including (i) terms of subordination, (ii) default provisions, (iii) limitation on amortization of principal and payment of fees and cash interest,
          (iv) interest rates and (v) covenants."

               (d) SECTION 2.2(c) is amended by adding the following at the end of the first parenthetical phrase of such section:

          ", excluding SECTION 6.11(i)"

               (e) SECTION 2.5.3(b) is amended by adding the following proviso at the end of such section:

          "PROVIDED, that issuance of Allowable Fund Indebtedness subject to the prepayment provisions of SECTION 2.2(c) shall not require that the Aggregate Commitment be reduced to the extent that Allowable Fund Indebtedness is repaid on or prior to June 30, 2000."

               (f) SECTION 5.10 is amended by deleting the first sentence in such section and replacing it in its entirety to read as follows:

          "Except as disclosed on SCHEDULE 5.10 or as otherwise disclosed by the Borrower in writing to the Lenders, neither the Borrower nor any other member of the Controlled Group maintains any Single Employer Plans, and no Single Employer Plan has any Unfunded Liability."

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               (g) SECTION 6.11 is amended (i) by removing the word "and" at the end of SECTION 6.11(h), (ii) by moving the existing SECTION 6.11(i) to a new SECTION 6.11(j) and (iii) by replacing SECTION 6.11(i) in its entirety with the following:

               "(i) Allowable Fund Indebtedness to the extent that it complies with the mandatory prepayment provisions of SECTION 2.2(c) and the reductions in the Aggregate Commitment provisions of SECTION 2.5.3(b); and"

               (h) SECTION 6.16(g) is amended in its entirety to read as follows:

               "(g) Liens on (1) the Account in connection with Defeasing Allowable Seller Paper or (2) escrow accounts in connection with Allowable Seller Paper;"

               (i) SECTION 6.23(b) is amended by deleting the second reference contained therein to the dollar amount of "$500,000" and replacing it with a reference to the dollar amount of "$1,000,000".

               (j) SECTION 7.18 is amended by deleting the reference contained therein to the dollar amount of "$500,000" and replacing it with a reference to the dollar amount of "$1,000,000".

               (k) SCHEDULE 5.10 is amended in its entirety and replaced with
     SCHEDULE 5.10 attached hereto.

         2. CONSENT AND WAIVER UNDER THE CREDIT AGREEMENT. Upon the Effective Date the Agent and the other Lenders signatory hereto hereby:

               (a) consent to and approve the terms and conditions of the Subordinated Promissory Note, in substantially the form of EXHIBIT A hereto, to be issued by the Borrower to The Centris Group, Inc.(the "Centris Note") in an aggregate principal amount of $20,750,000 and deem such Indebtedness to be Allowable Seller Paper to the extent such Indebtedness complies with the requirements described in the proviso to the definition of "Allowable Seller Paper" in the Credit Agreement;

               (b) consent to and approve the terms and conditions of the Subordinated Promissory Note, in substantially the form of EXHIBIT B hereto, to be issued by the Borrower to Fund (the "Fund Note") in the aggregate principal amount of $85,000,000 and deem such note to be Allowable Fund Indebtedness;

               (c) waive any breach of Section 6.23(b) of the Credit Agreement to and including the Effective Date arising solely out of the Unfunded Liabilities of the Folksamerica Holding Company Employees Retirement
     Plan exceeding $500,000 as disclosed on Schedule 5.10 attached to the Credit Agreement (the "Excess Unfunded Liability"); and

               (d) waive any Default or Unmatured Default under Section 7.3 or
     7.18 of the Credit Agreement which has heretofore arisen as a result of the Excess Unfunded Liability; PROVIDED, that such waiver shall only be valid through the Effective Date.

                                     -3-
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         3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower
represents and warrants that:

               (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting the enforcement of creditors' rights generally;

               (b) After giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

               (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

         4. EFFECTIVE DATE. This Amendment shall become effective upon the execution and delivery hereof by the Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); provided that SECTIONS 1 and 2 hereof shall not become effective until the date (the "Effective Date") when the following additional conditions have also been satisfied:

               (a) delivery of copies, certified by the Secretary or Assistant Secretary of the Borrower, of the fully executed Centris Note and Fund Note, each in substantially the form of EXHIBIT A and B, respectively;

               (b) a certificate, executed by the Secretary or Assistant Secretary of the Borrower, certifying (i) an attached copy of the Borrower's Board of Directors' resolutions authorizing its execution, delivery and performance under the Centris Note, the Fund Note and this Amendment and (ii) that there has been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws or certificate of incumbency of the Borrower delivered to the Agent on February 24, 1999;

               (c) the execution and delivery of the Reaffirmation of Guaranty in the form of EXHIBIT C hereto;

               (d) a certificate, executed by the Secretary or Assistant Secretary of Fund, certifying (i) an attached copy of Fund's Board of Directors' resolutions authorizing and directing any changes to Articles of Incorporation to effect a change in its corporate name and (ii) that there have been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws or certificate of incumbency of Fund delivered to the Agent on February 24, 1999, or attached copies of such amendments, supplements or modifications; and

               (e) such other documents as the Agent, any Lender or their counsel may have reasonably requested.

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     In the event the Effective Date has not occurred on or before July 15,
1999, SECTIONS 1 and 2 hereof shall not become operative and shall be of no force or effect.

         5. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

               (a) Except as specifically amended, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [signature pages follow]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                       FOLKSAMERICA HOLDING COMPANY, INC.

                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------

                                                   One Liberty Plaza
                                                   New York, NY 10006

                                       Attention:  Michael E. Tyburski

                                       Telephone:  (212) 312-2503
                                       Telecopier: (212) 346-0762

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                                    EXHIBIT C

                            REAFFIRMATION OF GUARANTY

     The undersigned acknowledges receipt of a copy of Amendment No. 1 to Credit Agreement, Consent and Waiver (the "Amendment") dated as of June __, 1999, consents to such amendment and hereby reaffirms its obligations under the Guaranty dated as of February 24, 1999 in favor of The First National Bank of Chicago, as Agent, for the Lenders (as defined in the Amendment).

Dated as of  June   , 1999
                  --

                                       WHITE MOUNTAINS INSURANCE GROUP, INC.
                                       (FORMERLY KNOWN AS FUND AMERICAN
                                       ENTERPRISES HOLDINGS, INC.)

                                        By:
                                           ----------------------------------

                                        Name:
                                             --------------------------------

                                        Title:
                                              -------------------------------

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